UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2008

VALENCE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20028 (Commission File Number)	77-0214673 (IRS Employer Identification Number)

12201 Technology Boulevard, Suite 150

Austin, Texas  78727

(Address of principal executive offices)

(512) 527-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On May 28, 2008, an article derived from an interview conducted with Robert L. Kanode, the President and Chief Executive Officer of Valence Technology, Inc. (the “Company”) was published by an online industry trade journal focused on energy technology stocks.  In this article, a statement that the Company expects to report “just over” $20 million in revenues for the fiscal year ended March 31, 2008 was attributed to remarks Mr. Kanode made during his interview.  Information relating to the Company’s revenue for fiscal 2008 had not previously been released by the Company, nor has the final revenue amount for fiscal 2008 been verified.

The Company currently believes that it will report revenues for the fiscal year ended March 31, 2008 of approximately $20.7 million, but this number is subject to further verification, including the completion of audit procedures.  However, because the Company’s final fiscal 2008 revenues (and other financial results) have not been completed, investors should not rely on the revenue projection attributed to Mr. Kanode, or to the updated number provided herein by the Company to clarify the statement attributed to Mr. Kanode.

As previously announced, the Company will conduct a conference call to discuss its fiscal 2008 and fourth quarter financial results starting at 3:00 p.m. EDT (2:00 p.m. CDT) on Thursday, June 5, 2008.  The call may be accessed at www.valence.com.  To access the webcast, please go to the Company’s website approximately fifteen minutes prior to the start of the call to register, download, and install any necessary audio software.  Callers within the United States and Canada also can dial (888) 213-3752 and enter conference identification number 1222409 to participate.  Callers outside the United States and Canada can dial (913) 312-0643 and enter conference identification number 1222409.  A telephonic replay will be available from 5:00 p.m. CDT on June 5, 2008 through 5:00 p.m. CDT on June 12, 2008 by dialing (888) 203-1112 and entering 1222409 as the identification number.  In addition, a replay of the webcast will be available on the Company’s website at www.valence.com.

Also please see the cautionary note regarding forward-looking information provided in Item 7.01 below.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 7.01               Regulation FD Disclosure.

As discussed in Item 2.02 above, the Company’s Chief Executive Officer Bob Kanode recently provided an interview to an online industry trade publication, which resulted in an article that was published May 28, 2008.  Except for the statement regarding the Company’s fiscal 2008 revenues, and then only to the extent modified and qualified in Item 2.02 of this Current Report, the Company wishes to clarify that the article, including the information attributed to Mr. Kanode, was intended to represent forward-looking statements related to expectations of management made in the context of the interview, and such information does not represent the Company’s views with respect to its future financial projections or outlook in general, including, but not limited to, any projection of the Company’s 2009 revenues, in what periods the Company may recognize revenue from sales of lithium-ion batteries to the Smith Electric Vehicles unit of Tanfield Group PLC, or when, if ever, the Company will become profitable or cash flow positive.  In addition, the “forecasts and estimates” attributed to Mr. Kanode in the article do not represent the Company’s views with respect to the future of the transportation, renewable energy or battery technology markets.  Finally, there can be no assurance that any of the discussions that the Company may be having with any of the companies mentioned in the article will come to fruition, and even if so whether the Company would be able to reach an agreement with any of such companies to sell its batteries in material quantities or at a profit.

The Company cautions investors and potential investors that, except for information pertaining to the Company’s expected fiscal 2008 revenues, the statement regarding fiscal year 2008 revenues discussed in Item 2.02 above, nothing in the referenced article should be construed as representing projections of the Company’s anticipated results of operations, or assumptions or estimates as to future events or outcomes, as of any subsequent date.  Such information and forward-looking statements have not been fully considered by management, and accordingly at this time the Company must disclaim any such projections that may have been attributed to Mr. Kanode.  Consequently, investors should not rely on any of the projections or estimates reported in the article.  Moreover, the Company is not undertaking, and the Company expressly disclaims, any obligation to furnish updated or revised projections of the Company’s projected results of operations, or assumptions or estimates as to future events or outcomes, to reflect any events or circumstances occurring or existing at any time after the date hereof.  The Company’s regular annual and quarterly financial statements, and the accompanying discussions and analyses of its financial condition and results of operations, contained in the Company’s Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission after the date of this Report will contain disclosure regarding the Company’s actual results of operations for fiscal periods covered by the projections in the presentation materials.  The Company’s actual results could differ from the estimated revenues for the fiscal year ending March 31, 2008 contained in Item 2.02 above and could vary materially and adversely from the statements attributed to Mr. Kanode in the article.

This information is being furnished pursuant to Item 7.01 of this Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference and regardless of any general incorporation language in such filing.  This inclusion of such information in this Report will not be deemed an admission as to the materiality of any information in this Report that is being disclosed pursuant to Regulation FD.

Cautionary Note Regarding Forward Looking Statements

This Report, and the referenced article disclaimed by the Company, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Actual results should be expected to vary substantially from those forward-looking statements as a result of a variety of factors.  Among the important factors that could cause actual results to differ are: the impact of our limited financial resources on our ability to execute on our business plan and the need to raise additional debt or equity financing to execute on that plan; our uninterrupted history of quarterly losses and our ability to ever achieve profitability; the overall demand for batteries to power electric vehicles, and the demand for our lithium-ion batteries in particular; our ability to service our debt, which is substantial in relationship to our assets and equity values; the pledge of all of our assets as security for our existing indebtedness; the rate of customer acceptance and sales of our products, including, in particular, whether we will realize the anticipated benefits of our agreement to sell our batteries to the Smith Electric Vehicles division of the The Tanfield Group PLC; the continuance of our relationship with a few existing customers, which account for a substantial portion of our current and expected sales in the upcoming year; the level and pace of expansion of our manufacturing capabilities, including our ability to scale our manufacturing and quality processes at a level necessary to support potential demand; product or quality defects; the level of direct costs and our ability to grow revenues to a level necessary to achieve profitable operating margins in order to achieve break-even cash flow; the level of our selling, general and administrative costs; any impairment in the carrying value of our intangible or other assets; our execution on our business strategy of moving our operations to Asia and our ability to achieve our intended strategic and operating goals; the loss of key personnel; the failure to expand our customer base, including to those companies with which it has been disclosed that we may be in preliminary discussions; the effects of competition; and general economic conditions.  These and other risk factors that could affect actual results are discussed in our periodic reports filed with the Securities and Exchange Commission, including our Report on Form 10-K for the year ended March 31, 2007 and subsequent Quarterly Reports on Form 10-Q and other documents filed with the Securities and Exchange Commission.  The reader is directed to these statements for a further discussion of important factors that could cause actual results to differ materially from those in the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENCE TECHNOLOGY, INC.

Dated: May 30, 2008	By:	/s/ Roger Williams
Roger Williams
Vice President, General Counsel and
Assistant Secretary